SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	April 21, 2004

Hyperion Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26934	77-0277772

(State or other	(Commission File	(I.R.S. Employer
jurisdiction of incorporation)	No.)	Identification No.)

1344 Crossman Avenue Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(408) 744-9500

(Former Name or Former Address, if changed since last Report)

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1 Press release dated April 21, 2004.

Item 12.   Results of Operations and Financial Condition

On April 21, 2004, Hyperion Solutions Corporation, a Delaware corporation, issued a press release announcing its financial results for the third fiscal quarter ended March 31, 2004. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the April 21, 2004 press release.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

HYPERION SOLUTIONS CORPORATION

By:	/s/ DAVID W. ODELL
David W. Odell
Chief Financial Officer

Date: April 21, 2004

EXHIBIT INDEX

Exhibit 99.1	Press release dated April 21, 2004.